SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         DELAWARE                       1-655                   42-0401785
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                  IDENTIFICATION NUMBER)


       403 WEST FOURTH STREET NORTH, NEWTON IOWA                  50208
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/x/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Report on Form 8-K of Maytag Corporation is being filed to correct an error in the transmission of the 8-K filed on December 1, 2005, whereby the conformed signature on the report was not properly included with the report, and is intended to amend and replace the aforementioned 8-K filing in its entirety.


                                TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS.

          On Decmebr 1, 2005, Maytag Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.

EXHIBIT NO.                        DESCRIPTION

99.1      Press Release

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Decmber 2, 2005

                               MAYTAG CORPORATION


                               By:   /s/ Roger K. Scholten
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                                  Name:  Roger K. Scholten
                                  Title: Sr. V.P. & General Counsel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION

99.1    Press Release